UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 26, 2020

Date of Report (date of earliest event reported) August 26, 2020

WORKDAY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

6110 Stoneridge Mall Road

Pleasanton, California 94588

(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 26, 2020, the Board of Directors (the “Board”) of Workday, Inc. (together with its subsidiaries, “Workday”) appointed Luciano G. Fernandez as co-Chief Executive Officer, effective August 27, 2020. Mr. Fernandez will serve as co-Chief Executive Officer with Aneel Bhusri, Workday’s co-founder and co-Chief Executive Officer, with Robynne Sisco serving as Workday’s President and Chief Financial Officer.

Mr. Fernandez, 51, joined Workday in 2014 as President, EMEA and has served as co-President since February 2018. Since joining Workday, Mr. Fernandez has served in various leadership roles within the sales organization, including Executive Vice President, Global Field Operations from February 2017 to February 2018 and President, EMEA and APJ from February 2016 until February 2017.

In connection with his appointment as co-Chief Executive Officer, Mr. Fernandez’s base salary was increased from 249,700 GBP to 470,000 GBP, effective as the date of his appointment. His annual target bonus will remain at 100% of his base salary and will be determined under Workday’s discretionary cash bonus plan for key employees. Mr. Fernandez will also receive a grant of restricted stock units in the amount of $15,000,000 in connection with his appointment, one-fourth of which will vest on September 15, 2021, and the balance of which will vest in equal quarterly installments over the following twelve quarters, assuming continuous service through the applicable vesting dates.

Other information regarding Mr. Fernandez required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K was previously disclosed in Workday’s proxy statement filed with the Securities and Exchange Commission on April 27, 2020.

A copy of the press release announcing Mr. Fernandez’s appointment is attached hereto as Exhibit 99.1. The information in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 26, 2020, the Board of Directors of Workday amended and restated Workday’s bylaws (the “Amended and Restated Bylaws”) to allow for up to two Chief Executive Officers of Workday under Article IV of the Amended and Restated Bylaws.

The foregoing summary and description of the provisions of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws

99.1	Press Release dated August 27, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2020

Workday, Inc.

/s/ Richard H. Sauer
Richard H. Sauer
Executive Vice President, General Counsel and Corporate Secretary